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                                                                    S&C comments
                                                                       5.10.2004

[Translation of Chinese original]


                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT

      The Loan Agreement (the "Agreement") is entered into as of March 31, 2004 in Beijing by and between the following parties.

      KONGZHONG CORPORATION (the "Lender")
          Legal Representative: Yunfan Zhou

      And

      YUNFAN ZHOU, SONGLIN YANG, ZHEN HUANG (jointly called the "Borrower")


      WHEREAS,

1. The Lender and Yunfan Zhou has concluded a loan agreement on May 7, 2002,under which the lender supplies a loan in US dollars equal to 700,000RMB and Yunfan Zhou has drawn all of the loan which is still outstanding till now. Yunfan Zhou and the Lender has made supplements to the above said agreement on September 26,2003, under which, the lender provides another loan in US dollars equal to 300,000RMB, and Yunfan Zhou has drawn all of the loan which is still outstanding till now.

2. Songlin Yang and the Lender has concluded a loan agreement on May 7, 2002,under which the lender supplies a loan in US dollars equal to 700,000RMB and Songlin Yang has drawn all of the loan which is still outstanding till now.

3. Zhen Huang and the Lender has concluded agreement on September 26,2003, under which, the lender provides the loan in US dollars equal to 300,000RMB, and Zhen Huang has drawn all of the loan which is still outstanding till now.

4. Yunfan Zhou is a shareholder of Beijing AirInBox Information Technologies Co., Ltd owing 50% shares, Songlin Yang is a shareholder of Beijing AirInBox Information Technologies Co., Ltd owing 35% shares, and Zhen Huang is a shareholder of Beijing AirInBox Information Technologies Co., Ltd owing 15% shares.

5. The borrower is expecting financial support from the Lender.




      THEREFORE, THE PARTIES, THROUGH FRIENDLY NEGOTIATION BASED ON EQUAL AND MUTUAL BENEFIT, AGREE AS FOLLOWS IN ORDER TO CONFIRM THE PERFORMANCE OF THE ABOVE MENTIONED LOAN AGREEMENTS AND SO TO FURTHER REGULATE THE RIGHTS AND OBLIGATIONS OF THE PARTIES:



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1.       PURPOSE AND SUM OF THE LOAN

         1.1 The Lender has provided Yunfan Zhou a loan with a principal in US dollars equal to RMB 1,000,000 (one million), provided Songlin Yang a loan with a principal in US dollars equal to RMB 700,000 (seven hundred thousand), provided Zhen Huang a loan with a principal in US dollars equal to RMB 300,000 (three hundred thousand) in accordance with the terms and conditions set forth in this Agreement (the principle sum involved in Agreement shall respectively refers to that of different borrowers).

         1.2 The Borrower hereby confirms that they have drawn all the loans under the above 1.1 and they are still outstanding till now.


2.       LOAN TERMS

         2.1 The term for such loan will be ten (10) years, calculated from the date when the Borrower actually draws the loan. The term under this Agreement shall be automatically extended for another ten years except the written notice to the opposite is given by the Lender three months prior to the expiration of this Agreement.

         2.2 The Borrower hereby agrees and warrants that such loan provided by the Lender shall be used only for the investment in the Beijing AirInBox Information Technologies Co., Ltd. Without the Lender's prior written consent, the Borrower shall not transfer or pledge its equity interest hereunder to any other third party.

         2.3 The Lender and the Borrower jointly agree and confirm that the Borrower shall not repay the loan in advance except for Lender's requirement or the expiration of this agreement. The Borrower shall repay the loan only in the following way and amount: the Borrower shall repay the loan only by all the fund obtained by the Borrower from transferring all of the Borrower's equity in Beijing AirInBox Information Technologies Co., Ltd to KongZhong Information Technologies (Beijing) Co., Ltd or to any other third party designated by KongZhong Information Technology (Beijing) Co., Ltd. All of the Borrower's equity in Beijing AirInBox Information Technologies Co., Ltd is transferred as stipulated above and if all the fund thereof is repaid to the Lender by the Borrower, all the outstanding loan hereunder shall be regarded as repaid.

         2.4 The Lender and the Borrower jointly agree and confirm that the Borrower shall immediately repay the loan in advance in case any one of the following occurs:

                  2.4.1 the Borrower dies or becomes a person with no or limited capacity for civil rights;

                  2.4.2 Yunfan Zhou and Nick Yang (the current president of KongZhong Corporation) quit or are dismissed from the Lender or the Lender's affiliated corporations (if Yunfan Zhou quits or is dismissed, the loan to be immediately repaid in advance shall refer to the



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                           loan of himself; if Nick Yang quits or is dismissed,
                           the loan to be immediately repaid in advance shall refer to the loan of Songlin Yang and Zhen Huang respectively);

                  2.4.3    The Borrower commits crime or is involved in crime;

                  2.4.4 Any third party claims debt of the Borrower exceeding RMB500,000 (five hundred thousand);

                  2.4.5 The foreign investors are approved to invest in value-added telecommunication business and such business has commenced to be examined and approved by relevant departments in charge according to laws in China.

3.       REPRESENTATIONS AND WARRANTIES

         3.1 The Borrower makes the following representations and warranties to the Lender, and confirm that the Lender execute and perform this agreement in reliance of such representations and warranties:

                  3.1.1 The Borrower has the full capacity for civil rights and has the power to enter into this Agreement;

                  3.1.2 The execution of this Agreement of the Borrower will not violate any law or binding obligations;

                  3.1.3 This Agreement shall constitute binding obligations of the Borrower;

                  3.1.4 The Borrower neither commits criminal behaviors nor is involved in criminal activity;

                  3.1.5 Except for the prior consent of the Lender, the Borrower shall not create any pledge over part or whole of the Borrower's shareholder's right in Beijing AirInBox Information Technologies Co., Ltd or any priority for any third party with the beneficiary neither the Lender nor its subsidiaries;

         3.2 The Lender makes the following representations and warranties to the Borrower:

                  3.2.1 The Lender is a company registered and validly existing under the laws of Cayman Islands;

                  3.2.2 The execution and performance of this Agreement by the Lender is in compliance with the business scope of the Lender and the power of the Lender. The Lender has taken proper measures and has gained authorizations and approvals for the execution and performance of this Agreement from the third party and governmental departments in accordance with the limitations of the laws and contracts which are binding or bear influences over the Lender;




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                  3.2.3    This Agreement shall constitute the legal, valid and
                           binding obligations of the Lender, which is enforceable against the Lender in accordance with its terms upon its execution.



4.       COMMITMENTS OF BORROWER

         4.1 The Borrower, as the shareholder of Beijing AirInBox Information Technologies Co., Ltd, hereby undertakes to procure Beijing AirInBox Information Technologies Co., Ltd to observe the following terms with all efforts during the term of this Agreement:

                  4.1.1 It shall not modify in any way its articles of association or alter its shareholding structure without the prior written consent of the Lender;

                  4.1.2 It shall maintain the operation of its business according to normal financial and commercial codes and practices;

                  4.1.3 It shall not transfer or dispose of any material asset, or create any other security interest neither for the Lender nor for its subsidiaries over the same without the prior written consent of the Lender;

                  4.1.4 It shall not provide any warranty or assume any debt for any third party which is beyond its normal daily business scope without the prior written consent of the Lender;

                  4.1.5 It shall conduct all of its operations in the ordinary course of business and maintain its asset value;

                  4.1.6 It shall not enter into any material contracts without the prior written consent of the Lender, except those entered into in the ordinary course of business (for the purpose of this paragraph, any contract with a value exceeding RMB 100,000 shall be deemed to be a material contract);

                  4.1.7 It shall not extend any loan or credit to any party except for the prior written consent of The Lender;

                  4.1.8 It shall provide the information of its finance or business in time to the Lender as required by the Lender;

                  4.1.9 It shall insure the assurances in the amount as required by the Lender;

                  4.1.10 It shall not merge with or invest in any third party without the prior written consent of the Lender;

                  4.1.11 It shall notify the Lender immediately when any legal action, arbitration or administrative procedure relating to its assets, operations and incomes occurs or is likely to occur;



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                  4.1.12   It shall not declare in any way any bonus or
                           dividends for its shareholders without the prior written consent of the Lender;

         4.2 The Borrower further commit to the Lender within the term of this Agreement as follows:

                  4.2.1 It shall take all the measures to guarantee and maintain its identification and status as a shareholder of Beijing AirInBox Information Technologies Co., Ltd;

                  4.2.2 it shall not transfer, dispose of any of its share rights in Beijing AirInBox Information Technologies Co., Ltd, or create any guarantee in any way;

                  4.2.3 it shall procure that the shareholders' meeting of Beijing AirInBox Information Technologies Co., Ltd shall not pass any decision about its merger with or investment in any third party without the prior written consent of the Lender;

                  4.2.4 It shall notify the Lender immediately when any legal action, arbitration or administrative procedure relating to its shareholder's right in Beijing AirInBox Information Technologies Co., Ltd, occurred, occurs or is likely to occur;

                  4.2.5 it shall not carry out any action bearing material influences on the assets, business, obligations or liabilities of Beijing AirInBox Information Technologies Co., Ltd without prior written consent of the Lender;

                  4.2.6 it shall immediately and unconditionally transfer all or part of it shares in Beijing AirInBox Information Technologies Co., Ltd to KongZhong Information Technology(Beijing) Co.,Ltd or any third party designated by KongZhong Information Technology(Beijing) Co.,Ltd in accordance with Chinese laws and procure all the other shareholders of Beijing AirInBox Information Technologies Co., Ltd waiver any prior right over purchasing such shares, as required by the KongZhong Information Technology(Beijing) Co.,Ltd;

                  4.2.7 it shall procure all the other shareholders of Beijing AirInBox Information Technologies Co., Ltd immediately and unconditionally transfer all or part of their shares in Beijing AirInBox Information Technologies Co., Ltd to KongZhong Information Technology(Beijing) Co.,Ltd or any third party designated by KongZhong Information Technology(Beijing) Co.,Ltd in accordance with Chinese laws, as required by the KongZhong Information Technology(Beijing) Co.,Ltd;

                  4.2.8 it shall strictly observe its commitments and guarantees under this Agreement and other related agreements.

5.       DEFAULT



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If the Borrower fails to perform its repayment obligation pursuant to this
Agreement, an overdue interest at the rate of 0.01% per day upon the outstanding amount of the loan shall be payable to the Lender.

6.       CONFIDENTIALITY

         6.1 The Parties acknowledge and confirm to take all possible measures to keep confidential all the confidential materials and information (the Confidential Information) they get to know by this Agreement. The Parties shall not disclose, provide or transfer such Confidential Information to any third party without the prior written consent of the other Party. In case of the termination of this Agreement, the accepter of the Confidential Information shall give back or destroy all the files, materials or software as required by the provider, and delete any of the Confidential Information from any memory equipments and discontinue using such Confidential Information.

         6.2 The Parties agree that this article shall survive the modification and termination of this Agreement.

7.       NOTICES

Unless a written notice of change of address is issued, all correspondence relating to this Agreement shall be delivered in person, or by registered or prepaid mail, or by recognized express services or facsimile to the addresses appointed by the other party from time to time.

8.       GOVERNING LAW AND DISPUTE SETTLEMENT

         8.1 This Agreement shall be governed by and construed in accordance with the laws of New York State.

         8.2 All disputes arising from the interpretation and performance of this Agreement shall initially be resolved by amicable negotiations. If no settlement is concluded, either Party shall have right to submit the dispute to China International Economic and Trade Arbitration Commission (the "CIETAC") and the arbitration proceedings shall take place in Beijing in accordance with the current rules of CIETAC and in English. The arbitration award shall be final and binding upon all the Parties.

         8.3 In case of any disputes arising out of the interpretation and performance of this Agreement or any pending arbitration of such dispute, each Party shall continue to perform their obligations under this Agreement, except for the matters involved in the disputes.

9        FORCE MAJEURE

         9.1 Force Majeure refers to any accident which is beyond the Party's control and is inevitable with the reasonable care of the other Party who shall be influenced, including



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                  but not limited to governmental activity, natural force, fire, explosion, storm, flood, earthquake, tide, lightening or war. However, the credit, capital or shortage of financing shall not be deemed as the matters beyond one Party's reasonable control. The Party influenced by the Force Majeure and seeking for exemption hereunder shall notify the other Party as soon as possible and inform the other Party of the measures to take in order to accomplish the performance of this Agreement.

         9.2 In case the performance of this Agreement is delayed or cumbered by the above defined Force Majeure, the Party who is influenced by the Force Majeure shall not bear any liability within the scope of delay and cumbrance, and shall take all the proper measures to reduce or eliminate the influence of Force Majeure, and shall make efforts to renew the performance of its obligations hereunder which has been delayed or cumbered by the Force Majeure. Each Party shall try best to renew the performance of this Agreement once the Force Majeure is eliminated.

10       MISCELLANEOUS

         10.1 Any modification, termination or waiver of this Agreement shall not take effect without the written consent of each party;

         10.2 The Borrower shall not transfer its rights and obligations hereunder to any third party without the prior written consent of the Lender;

         10.3 In case any terms and stipulations in this Agreement is regarded as illegal or cannot be performed in accordance with the applicable law, it shall be deemed to be deleted from this Agreement and lose its effect and this Agreement shall remain its effect and be treated as without it from the very beginning. Each Party shall replace the deleted stipulations with those lawful and effective ones, which are acceptable to Party A, through mutual negotiation.


         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the Effective Date first written above.




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PARTY A: KONGZHONG CORPORATION

Authorized Representative: /s/ Nick Yang
                           -------------


PARTY B: YUNFAN ZHOU

Signature: /s/ Yunfan Zhou


PARTY C: SONGLIN YANG

Signature: /s/ Songlin Yang


PARTY D: ZHEN HUANG

Signature: /s/ Zhen Huang


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